LSA VARIABLE SERIES TRUST
                          LSA DIVERSIFIED MID-CAP FUND
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2003


The following information replaces the description of the portfolio manager for the Diversified Mid-Cap Fund found under the heading "Adviser to the Diversified Mid-Cap Fund" of your prospectus:

     Bruce Dirks is the Portfolio Manager and is responsible for the day-to-day management of the Fund. Mr. Dirks, Portfolio Manager, has been associated with FMR since 2000, and has managed the Diversified Mid-Cap Fund since February 2004.

Please  retain  this  supplement   together  with  your  prospectus  for  future
reference.






February 1, 2004